Exhibit 24.1




                       SPECIAL POWER OF ATTORNEY


          Each of the undersigned officers and directors of WLR Foods, Inc. (WLR Foods), a Virginia corporation, appoints James L. Keeler and Dale S. Lam, or either of them (with full power to each of them to act alone) as his or her attorneys-in-fact and agents for him or her in such capacity either as an officer or director, or both, of WLR Foods, and authorizes such persons on behalf of WLR Foods, to sign and file any and all WLR Foods' registration statements, reports, schedules and other filings, and all amendments thereto, required or permitted to be filed under federal or state securities laws, including without limitation Forms 3, 4 and 5, registration statements, Form 10-K annual reports, Form 10-Q quarterly reports and Form 8-K current reports, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission, National Association of Securities Dealers, and any regulatory authority for any U.S. state or territory, and each of us hereby ratifies and confirms all that our attorneys-in-fact and agents or each of them may lawfully do or cause to be done by virtue hereof.


              WITNESS the following signatures and seals.

_8/24/98_           _/s/ Jane T. Brookshire_________ (SEAL)
  Date                   Jane T. Brookshire

_8/24/98_           _/s/ George E. Bryan____________ (SEAL)
  Date                   George E. Bryan

_8/24/98_           _/s/ Charles L. Campbell________ (SEAL)
  Date                   Charles L. Campbell

_8/24/98_           _/s/ Stephen W. Custer__________ (SEAL)
  Date                   Stephen W. Custer

_8/24/98_           _/s/ Calvin G. Germroth_________ (SEAL)
  Date                   Calvin G. Germroth

_8/24/98_           _/s/ William H. Groseclose, Jr._ (SEAL)
  Date                   William H. Groseclose, Jr.

_8/24/98_           _/s/ J. Craig Hott______________ (SEAL)
  Date                   J. Craig Hott

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_8/24/98_           _/s/ Herman D. Mason____________ (SEAL)
Date                     Herman D. Mason

_8/24/98_           _/s/ Charles W. Wampler, Jr.____ (SEAL)
  Date                   Charles W. Wampler, Jr.

_8/24/98_           _/s/ William D. Wampler_________ (SEAL)


  Date                   William D. Wampler

_8/24/98_           _/s/ James L. Keeler____________ (SEAL)
  Date                   James L. Keeler

_8/24/98_           _/s/ Ruth J. Mack_______________ (SEAL)
  Date                   Ruth J. Mack

_8/24/98_           _/s/ Ronald E. Morris___________ (SEAL)
  Date                   Ronald E. Morris

_8/24/98_           _/s/ Dale S. Lam________________ (SEAL)
  Date                   Dale S. Lam

_9/01/98_           _/s/ Katherine K. Clark_________ (SEAL)
  Date                   Katherine K. Clark

_8/24/98_           _/s/ Walter F. Shafer, III______ (SEAL)
  Date                   Walter F. Shafer, III

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